Exhibit 99.1

PMC Reports Fourth Quarter and Full Year 2012 Results

PMC Investor Relations Website: http://investor.pmcs.com

Q4 and Full Year 2012 earnings announcement call live on Website at 1:30 p.m. PT

Conference call replay number 1 (888) 843-7419; passcode 34052547#

Replay available shortly after end of conference call through February 14, 2013

SUNNYVALE, Calif.--(BUSINESS WIRE)--January 31, 2013--PMC® (Nasdaq: PMCS), the semiconductor innovator transforming networks that connect, move and store big data, today reported results for the fourth quarter and full year ended December 29, 2012.

Net revenues in the fourth quarter of 2012 were $129.4 million, a sequential decrease of 2 percent compared to $131.7 million in the third quarter of 2012, and a decrease of 15 percent compared to $152.6 million in the fourth quarter of 2011.

GAAP net income in the fourth quarter of 2012 was $11.1 million, or $0.05 per diluted share, compared to GAAP net loss in the third quarter of 2012 was $274.4 million, or $1.31 per share. Third quarter of 2012 GAAP results included impairment write-downs of goodwill and intangible assets of $276.1 million. Non-GAAP net income in the fourth quarter of 2012 was $25.1 million, or $0.12 per diluted share, up 18 percent sequentially, compared to non-GAAP net income of $21.4 million, or $0.10 per diluted share, in the third quarter of 2012.

“We are pleased to report that our fourth quarter results were at the high end of our outlook, despite continued headwinds in the macro environment," said Greg Lang, PMC President and Chief Executive Officer.

Net income on a non-GAAP basis in the fourth quarter of 2012 excludes the following items: (i) $6.3 million stock-based compensation expense; (ii) $10.8 million amortization of purchased intangible assets; and (iii) $3.1 million of other adjustments including income tax related as described in the accompanying GAAP to non-GAAP reconciliation table.

For the full year ended December 29, 2012, net revenues were $531 million compared to $654.3 million for the year ended December 31, 2011, a decrease of 19 percent year over year. GAAP operating loss for the full year 2012 was $281.7 million compared to GAAP operating income of $52.8 million reported in the year ended December 31, 2011. GAAP operating loss for the full year 2012 included impairment write-downs of goodwill and intangible assets of $276.1 million. Non-GAAP operating income for the full year 2012 was $77.5 million compared to non-GAAP operating income of $142.7 million in the prior year. GAAP net loss for the full year 2012 was $333.1 million, or $1.54 per share, compared to GAAP net income of $84.7 million, or $0.36 per diluted share, for the prior year. Non-GAAP net income in the year ended December 29, 2012 was $81.8 million or $0.38 per diluted share, compared to non-GAAP net income of $142 million or $0.60 per diluted share, in the year ended December 31, 2011.

For a full reconciliation of each non-GAAP item used herein to the most directly comparable GAAP financial measure, please refer to the schedule included with this release. The Company believes the additional non-GAAP measures are useful to investors for the purpose of financial analysis. Management uses the non-GAAP measures internally to evaluate its in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company’s core operating results. In addition, the measures are used to plan for the Company’s future periods. However, non-GAAP measures are neither stated in accordance with, nor are they a substitute for, GAAP measures.

FOURTH QUARTER AND FULL YEAR 2012 HIGHLIGHTS

The Company announced the following in the fourth quarter and full year of 2012:

  Nov 19 - PMC Appoints Steve Geiser Vice President and Chief Financial Officer
  Sept 18 - PMC Delivers Industry’s First Tri-Speed Converged Carrier Ethernet/OTN Framer
  Sept 5 - Adaptec by PMC Transforms Data Center Storage Architectures with Industry’s Highest Port Count, PCIe Gen3 RAID Adapters
  Jun 25 - PMC Wins Huawei 2011 Technology Quality Award
  Jun 5 - PMC Introduces Industry’s Most Integrated, Lowest Power Radio Transceiver Chipset for Next-Generation Macro Base Stations
  Jun 5 - PMC Delivers Industry’s First End-to-End 12Gb/s Enterprise SAS Solution with SSD Controller
  May 24 - PMC Showcases the Industry’s First End-to-End Symmetric 10G EPON Demonstration at OptiNet China
  Mar 6 - Adaptec Doubles Server Storage Performance and Bandwidth in CeBIT Demo Featuring PCIe 3.0 on the Intel® Xeon® Processor E5-2600 Product Family and Seagate Pulsar® Solid State Drives
  Feb 29 - PMC Acquires the Server Storage 12Gb/s Expander Product Line from Maxim

Fourth Quarter and Full Year 2012 Conference Call

Management will review the fourth quarter and full year 2012 results and share its outlook for the first quarter of 2013 during a conference call at 1:30 pm Pacific Time/4:30 pm Eastern Time on January 31, 2013. The conference call webcast will be accessible under the Financial News and Events section at; http://investor.pmcs.com. To listen to the conference call live by telephone, dial 1 (888) 771-4371 (US Toll Free) or 1 (847) 585-4405 (International) with passcode 34052547#, approximately ten minutes before the start time. A telephone playback will be available after the completion of the call and can be accessed at 1 (888) 843-7419 using the access code 34052547#. A replay of the webcast will be available for 10 business days.

Safe Harbor Statement

This release contains forward-looking statements that involve risks and uncertainties. The Company’s SEC filings describe the risks associated with the Company’s business, including PMC’s limited revenue visibility due to variable customer demands, market segment growth or decline, orders with short delivery lead times, customer concentration, changes in inventory, and other items such as foreign exchange rates and volatility in global financial markets.

About PMC

PMC (Nasdaq:PMCS) is the semiconductor innovator transforming networks that connect, move and store big data. Building on a track record of technology leadership, the Company is driving innovation across storage, optical and mobile networks. PMC’s highly integrated solutions increase performance and enable next-generation services to accelerate the network transformation. For more information, visit www.pmcs.com. Follow PMC on Twitter, LinkedIn and RSS.

© Copyright PMC-Sierra, Inc. 2013. All rights reserved. PMC and PMC-SIERRA are registered trademarks of PMC-Sierra, Inc. in the United States and other countries, and PMCS is a trademark of PMC-Sierra, Inc. Other product and company names mentioned herein may be trademarks of their respective owners. PMC is the corporate brand of PMC-Sierra.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended			Twelve Months Ended

	December 29,	September 30,	December 31,	December 29,	December 31,
	2012	2012	2011	2012	2011

Net revenues	$129,418	$131,723	$152,553	$530,997	$654,304
Cost of revenues	36,663	38,990	47,166	157,918	211,630
Gross profit	92,755	92,733	105,387	373,079	442,674

Research and development	49,553	55,604	56,517	220,927	227,106
Selling, general and administrative	26,432	27,786	27,045	112,479	118,601
Amortization of purchased intangible assets	10,784	11,624	11,099	45,321	44,182
Impairment of goodwill and purchased intangible assets	-	276,082	-	276,082	-
Income (loss) from operations	5,986	(278,363)	10,726	(281,730)	52,785

Other income (expense):
Revaluation of liability for contingent consideration	-	-	-	-	29,376
Gain on investment securities and other	777	180	286	1,523	845
Amortization of debt issue costs	(17)	(50)	(50)	(167)	(200)
Foreign exchange gain (loss)	439	(2,454)	(1,194)	(1,512)	344
Interest expense, net	(47)	(797)	(295)	(1,586)	(2,267)
Income (loss) before recovery of (provision for) income taxes	7,138	(281,484)	9,473	(283,472)	80,883
Recovery of (provision for) income taxes	3,949	7,098	18,892	(49,618)	3,816
Net income (loss)	$11,087	$(274,386)	$28,365	$(333,090)	$84,699

Net income (loss) per common share - basic	$0.05	$(1.31)	$0.12	$(1.54)	$0.36
Net income (loss) per common share - diluted	$0.05	$(1.31)	$0.12	$(1.54)	$0.36

Shares used in per share calculation - basic	202,400	209,512	231,199	216,593	233,210
Shares used in per share calculation - diluted	202,900	209,512	232,028	216,593	235,184

As a supplement to the Company's condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company provides additional non-GAAP measures for cost of revenues, gross profit, gross profit percentage, research and development expense, selling, general and administrative expense, amortization of purchased intangible assets, impairment of goodwill and purchased intangible assets, other income (expense), (provision for) recovery of income taxes, operating expenses, operating income (loss), operating margin percentage, net income (loss), and basic and diluted net income (loss) per share.

A non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Company believes that the additional non-GAAP measures are useful to investors for the purpose of financial analysis. Management uses these measures internally to evaluate the Company's in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company's core operating results. In addition, the measures are used for planning and forecasting of the Company's future periods. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. Other companies may use different non-GAAP measures and presentation of results.

PMC-Sierra, Inc.
Adjustments to GAAP Cost of Revenues, Gross Profit, Gross Profit Percentage, Research and Development Expense,
Selling, General and Administrative Expense, Amortization of Purchased Intangible Assets, Impairment of goodwill and purchased intangible assets,
Other Income (Expense), (Provision for) Recovery of Income Taxes, Operating Expenses, Operating Income (Loss),
Operating Margin Percentage, Net Income (Loss), and Basic and Diluted Net Income (Loss) Per Share
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 29,	September 30,	December 31,	December 29,	December 31,
	2012 (1)	2012 (2)	2011 (3)	2012 (4)	2011 (5)

GAAP cost of revenues	$36,663	$38,990	$47,166	$157,918	$211,630
Stock-based compensation	(218)	(181)	(242)	(875)	(945)
Acquisition-related costs	-	-	-	(37)	(9,128)
Asset impairment	10	(108)	-	(98)	-
Termination costs	(92)	-	-	(92)	-
Non-GAAP cost of revenues	$36,363	$38,701	$46,924	$156,816	$201,557

GAAP gross profit	$92,755	$92,733	$105,387	$373,079	$442,674
Stock-based compensation	218	181	242	875	945
Acquisition-related costs	-	-	-	37	9,128
Asset impairment	(10)	108	-	98	-
Termination costs	92	-	-	92	-
Non-GAAP gross profit	$93,055	$93,022	$105,629	$374,181	$452,747

Non-GAAP gross profit %	72%	71%	69%	70%	69%

GAAP research and development expense	$49,553	$55,604	$56,517	$220,927	$227,106
Stock-based compensation	(2,909)	(2,933)	(2,983)	(11,583)	(11,648)
Acquisition-related (costs) recoveries	(269)	(751)	175	(2,162)	(203)
Termination costs	(347)	(690)	-	(2,748)	-
Asset impairment	(533)	(479)	-	(1,012)	(3,029)
Non-GAAP research and development expense	$45,495	$50,751	$53,709	$203,422	$212,226

GAAP selling, general and administrative expense	$26,432	$27,786	$27,045	$112,479	$118,601
Stock-based compensation	(3,210)	(2,974)	(3,500)	(13,857)	(14,462)
Acquisition-related recoveries (costs)	40	(335)	(810)	(1,591)	(3,545)
Termination costs	(219)	(717)	-	(1,137)	-
Asset impairment	39	(312)	-	(273)	-
Lease exit recoveries (costs)	125	(1,755)	626	(2,384)	(2,766)
Non-GAAP selling, general and administrative expense	$23,207	$21,693	$23,361	$93,237	$97,828

GAAP amortization of purchased intangible assets	$10,784	$11,624	$11,099	$45,321	$44,182
Amortization of purchased intangible assets	(10,784)	(11,624)	(11,099)	(45,321)	(44,182)
Non-GAAP amortization of purchased intangible assets	$-	$-	$-	$-	$-

GAAP impairment of goodwill and purchased intangible assets	$-	$276,082	$-	$276,082	$-
Impairment of goodwill and purchased intangible assets	-	(276,082)	-	(276,082)	-
Non-GAAP impairment of goodwill and purchased intangible assets	$-	$-	$-	$-	$-

GAAP other income (expense)	$1,152	$(3,121)	$(1,253)	$(1,742)	$28,098
Revaluation of liability for contingent consideration	-	-	-	-	(29,376)
Foreign exchange (gain) loss on foreign tax liabilities	(872)	2,145	1,430	1,531	(583)
Accretion of debt discount related to senior convertible notes	389	962	906	3,218	3,518
Accretion of liability for contingent consideration	-	-	-	-	1,182
Interest expense related to short-term loan	-	-	-	-	258
Recovery of impairment on investment securities and other	-	-	(533)	-	(533)
Non-GAAP other income (expense)	$669	$(14)	$550	$3,007	$2,564

GAAP (recovery of) provision for income taxes	$(3,949)	$(7,098)	$(18,892)	$49,618	$(3,816)
Recovery of (provision for) income taxes	3,825	6,305	18,889	(50,915)	7,092
Non-GAAP (recovery of) provision for income taxes	$(124)	$(793)	$(3)	$(1,297)	$3,276

	Three Months Ended			Twelve Months Ended
	December 29,	September 30,	December 31,	December 29,	December 31,
	2012 (1)	2012 (2)	2011 (3)	2012 (4)	2011 (5)

GAAP operating expenses	$86,769	$371,096	$94,661	$654,809	$389,889
Stock-based compensation	(6,119)	(5,907)	(6,483)	(25,440)	(26,110)
Acquisition-related costs	(229)	(1,086)	(635)	(3,753)	(3,748)
Termination costs	(566)	(1,407)	-	(3,885)	-
Asset impairment	(494)	(791)	-	(1,285)	(3,029)
Lease exit recoveries (costs)	125	(1,755)	626	(2,384)	(2,766)
Amortization of purchased intangible assets	(10,784)	(11,624)	(11,099)	(45,321)	(44,182)
Impairment of goodwill and purchased intangible assets	-	(276,082)	-	(276,082)	-
Non-GAAP operating expenses	$68,702	$72,444	$77,070	$296,659	$310,054

GAAP operating income (loss)	$5,986	$(278,363)	$10,726	$(281,730)	$52,785
Stock-based compensation	6,337	6,088	6,725	26,315	27,055
Acquisition-related costs	229	1,086	635	3,790	12,876
Termination costs	658	1,407	-	3,977	-
Asset impairment	484	899	-	1,383	3,029
Lease exit (recoveries) costs	(125)	1,755	(626)	2,384	2,766
Amortization of purchased intangible assets	10,784	11,624	11,099	45,321	44,182
Impairment of goodwill and purchased intangible assets	-	276,082	-	276,082	-
Non-GAAP operating income	$24,353	$20,578	$28,559	$77,522	$142,693

Non-GAAP operating margin %	19%	16%	19%	15%	22%

GAAP net income (loss)	$11,087	$(274,386)	$28,365	$(333,090)	$84,699
Stock-based compensation	6,337	6,088	6,725	26,315	27,055
Acquisition-related costs	229	1,086	635	3,790	12,876
Termination costs	658	1,407	-	3,977	-
Asset impairment	484	899	-	1,383	3,029
Lease exit (recoveries) costs	(125)	1,755	(626)	2,384	2,766
Amortization of purchased intangible assets	10,784	11,624	11,099	45,321	44,182
Impairment of goodwill and purchased intangible assets	-	276,082	-	276,082	-
Revaluation of liability for contingent consideration	-	-	-	-	(29,376)
Foreign exchange (gain) loss on foreign tax liabilities	(872)	2,145	1,430	1,531	(583)
Accretion of debt discount related to senior convertible notes	389	962	906	3,218	3,518
Accretion of liability for contingent consideration	-	-	-	-	1,182
Interest expense related to short-term loan	-	-	-	-	258
Recovery of impairment on investment securities and other	-	-	(533)	-	(533)
(Recovery of) provision for income taxes	(3,825)	(6,305)	(18,889)	50,915	(7,092)
Non-GAAP net income	$25,146	$21,357	$29,112	$81,826	$141,981

Non-GAAP net income per share - basic	$0.12	$0.10	$0.13	$0.38	$0.61
Non-GAAP net income per share - diluted	$0.12	$0.10	$0.13	$0.38	$0.60

Shares used to calculate non-GAAP net income per share - basic	202,400	209,512	231,199	216,593	233,210
Shares used to calculate non-GAAP net income per share - diluted	202,900	210,525	232,028	218,046	235,184

(1) $6.3 million stock-based compensation expense; $0.2 million acquisition-related costs; $0.7 million termination costs; $0.5 million asset impairment; $0.1 million recovery of lease exit costs; $10.8 million amortization of purchased intangible assets; $0.9 million foreign exchange gain on foreign tax liabilities; $0.4 million non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $3.8 million recovery of income taxes which includes $5.1 million income tax recovery related to an intercompany dividend, $1.7 million income tax provision relating to intercompany transactions, $1.3 million income tax provision for adjustments relating to prior periods, $0.6 million recovery of arrears interest relating to unrecognized tax benefits, $0.5 million deferred tax recovery related to non-deductible intangible asset amortization and impairment, $0.4 million income tax recovery relating to foreign exchange translation of a foreign subsidiary, and $0.2 million income tax recovery related to tax deductible items above.

(2) $6.1 million stock-based compensation expense; $1.1 million acquisition-related costs; $1.4 million termination costs; $0.9 million asset impairment; $1.8 million lease exit costs; $11.6 million amortization of purchased intangible assets; $276.1 million impairment of goodwill and purchased intangible assets; $2.1 million foreign exchange loss on foreign tax liabilities; $1 million non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $6.3 million recovery of income taxes which includes $4.3 million income tax recovery related to an intercompany dividend, $2.8 million income tax recovery for adjustments relating to prior periods, $1.7 million income tax provision relating to intercompany transactions, $1.2 million deferred tax recovery related to non-deductible intangible asset amortization and impairment, $0.8 million arrears interest relating to unrecognized tax benefits, and $0.5 million income tax recovery relating to foreign exchange translation of a foreign subsidiary.

(3) $6.7 million stock-based compensation expense; $0.6 million acquisition-related costs; $0.6 million recovery of lease exit costs; $11.1 million amortization of purchased intangible assets; $1.4 million foreign exchange loss on foreign tax liabilities; $0.9 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $0.5 million recovery of impairment on investment securities and other; and $18.9 million recovery of income taxes which includes $10.2 million income tax recovery for adjustments relating to prior periods, $2.5 million reduction of stock option related loss carry-forwards recognized in equity, $1.8 million recovery of arrears interest relating to unrecognized tax benefits, $1 million income tax recovery related to foreign tax credits, $0.6 million net tax recovery relating to foreign exchange translation of a foreign subsidiary, $0.4 million income tax recovery relating to intercompany transactions, and $2.4 million deferred tax recovery related to non-deductible intangible asset amortization.

(4) $26.3 million stock-based compensation expense; $3.8 million acquisition-related costs; $4 million termination costs; $1.4 million asset impairment; $2.4 million lease exit costs; $45.3 million amortization of purchased intangible assets; $276.1 million impairment of goodwill and purchased intangible assets; $1.5 million foreign exchange loss on foreign tax liabilities; $3.2 million non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $50.9 million provision for income taxes which includes $47.2 million income tax provision related to an intercompany dividend net of $11.1 million related to the U.S. Federal and State tax credits required to be recognized in advance of their utilization, $6.7 million income tax provision relating to intercompany transactions, $3.4 million arrears interest relating to unrecognized tax benefits, $2.8 million deferred tax recovery related to non-deductible intangible asset amortization and impairment, $2.2 million income tax recovery for adjustments relating to prior periods, $0.9 million net tax recovery relating to foreign exchange translation of a foreign subsidiary, and $0.5 million income tax recovery related to tax deductible items above.

(5) $27.1 million stock-based compensation expense; $12.9 million acquisition-related costs; $3 million asset impairment; $2.8 million lease exit costs; $44.2 million amortization of purchased intangible assets; $29.4 million revaluation of liability for contingent consideration; $0.6 million foreign exchange gain on foreign tax liabilities; $3.5 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $1.2 million accretion of liability for contingent consideration; $0.3 million interest related to short-term loan; $0.5 million recovery of impairment on investment securities and other; and $7.1 million recovery of income taxes which includes $9.9 million income tax recovery for adjustments relating to prior periods, $6.5 million income tax provision relating to inter-company transactions, $1 million income tax recovery related to foreign tax credits, $0.6 million of stock option related loss carry-forwards recognized in equity, $0.5 million net tax recovery related to foreign exchange translation of a foreign subsidiary, $0.2 million recovery of arrears interest relating to unrecognized tax benefits, $0.2 million income tax recovery related to stock-based compensation, and $2.4 million deferred tax recovery related to non-deductible intangible asset amortization.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	December 29,	December 31,
	2012	2011
ASSETS:
Current assets:
Cash and cash equivalents	$169,970	$182,571
Short-term investments	11,431	104,391
Accounts receivable, net	62,143	59,213
Inventories, net	23,548	39,911
Prepaid expenses and other current assets	22,125	23,411
Income tax receivable	5,824	8,027
Deferred tax assets	45,063	30,725
Total current assets	340,104	448,249

Investment securities	91,778	226,619
Investments and other assets	20,133	2,431
Prepaid expenses	10,920	16,901
Property and equipment, net	43,146	25,364
Goodwill	252,419	520,899
Intangible assets, net	128,668	158,482
Deferred tax assets	484	494
	$887,652	$1,399,439

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
2.25% senior convertible notes due October 15, 2025, net	$-	$65,122
Accounts payable	27,410	38,340
Accrued liabilities	72,282	66,139
Liability for unrecognized tax benefit	52,948	46,394
Income taxes payable	644	-
Deferred income taxes	2,466	2,450
Deferred income	8,113	16,024
Total current liabilities	163,863	234,469

Long-term obligations	17,233	1,284
Deferred income taxes	43,888	40,663
Liability for unrecognized tax benefit	19,257	17,323

PMC special shares convertible into 1,019 (2011 - 1,029)
shares of common stock	1,188	1,228

Stockholders' equity:
Common stock and additional paid in capital	1,537,930	1,594,667
Accumulated other comprehensive income (loss)	616	(1,146)
Accumulated deficit	(896,323)	(489,049)
Total stockholders' equity	642,223	1,104,472
	$887,652	$1,399,439

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Twelve Months Ended
	December 29,	December 31,
	2012	2011
Cash flows from operating activities:
Net (loss) income	$(333,090)	$84,699
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	64,535	72,544
Stock-based compensation	26,315	27,055
Unrealized foreign exchange loss (gain), net	1,747	(43)
Net amortization of premiums/discounts and accrued interest of investments	5,101	4,520
Asset impairment	1,759	3,589
Accrued interest on short-term loan	-	589
Gain on investment securities and other	(1,508)	(671)
Impairment of goodwill and purchased intangible assets	276,082	-
Revaluation of liability for contingent consideration	-	(29,376)
Taxes related to intercompany dividend	60,940	-

Changes in operating assets and liabilities:
Accounts receivable	(2,929)	10,177
Inventories	16,363	2,210
Prepaid expenses and other current assets	2,635	2,824
Accounts payable and accrued liabilities	(28,267)	(9,447)
Deferred income taxes and income taxes payable	(8,768)	(4,044)
Accrued restructuring costs	-	(1,609)
Deferred income	(7,911)	(2,202)
Net cash provided by operating activities	73,004	160,815

Cash flows from investing activities:
Business acquisition	(15,900)	(1,669)
Purchases of property and equipment	(31,229)	(12,702)
Purchases of intangible assets	(7,438)	(6,116)
Redemption of short-term investments	26,473	-
Disposals of investment securities	315,310	159,523
Purchases of investment securities and other investments	(120,917)	(205,903)
Net cash provided by (used in) investing activities	166,299	(66,867)

Cash flows from financing activities:
Repurchase of senior convertible notes	(68,340)	-
Repurchases of common stock	(199,999)	(39,999)
Repayment of short-term loan	-	(180,991)
Proceeds from issuance of common stock	16,000	16,764
Net cash used in financing activities	(252,339)	(204,226)

Effect of exchange rate changes on cash and cash equivalents	435	(506)
Net decrease in cash and cash equivalents	(12,601)	(110,784)
Cash and cash equivalents, beginning of year	182,571	293,355
Cash and cash equivalents, end of year	$169,970	$182,571

CONTACT:
PMC-Sierra, Inc.
Director, Investor Relations
Jennifer Gianola, 1-408-239-8630
jennifer.gianola@pmcs.com
or
Communications Specialist
Hillary Choularton, 1-604-415-6671
hillary.choularton@pmcs.com